UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 13, 2005

Dark Dynamite, Inc.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)
1-10559 (Commission File Number)	65-1021346 (IRS Employer Identification Number)

E Pang Gong Site, 44 Hong Guang Road, Xi An, P.R.China 710068
(Address of principal executive offices)

(8629) 8436-8561
(Issuer's telephone number)

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On November 30, 2005, Dark Dynamite, Inc. (the “Company”) retained Traci J. Anderson, a Certified Public Accountant of Charlotte, North Carolina (“Anderson”) as the certifying accountant to audit the Company’s financial statements effective immediately.

Prior to making the decision to retain Traci J. Anderson, CPA, the Company has had no prior relationship with Traci J. Anderson, CPA's or any of its members.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are included as part of this report:

EXHIBIT	DESCRIPTION
NO.

None

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Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dark Dynamite, Inc.

Date: December 13, 2005	By:	/s/ Lei, Ming
Lei, Ming CEO, President and Director

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